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                                                                   Exhibit 10.4

                                SECURITY AGREEMENT

     BRIGHT TECHNOLOGIES, INC., a Georgia corporation (hereinafter referred to as "Debtor") for valuable consideration, receipt of which is hereby acknowledged, does hereby agree with TEE-COMM TELESERVICES, INC., a Georgia corporation (hereinafter referred to as "Secured Party") as follows:

                               W I T N E S S E T H:

     In order to secure the payment of any and all indebtedness of Debtor to Secured Party (whether currently existing or arising in the future), including a Promissory Note of even date herewith and a contractual obligation for the purchase price of certain assets in the amount of $1,266,400 (the "Obligation"), Debtor hereby grants to Secured Party a security interest in all inventory, furniture, fixtures, furnishings, leases, accounts, contract rights, licenses, supplies, machinery, equipment, goods, tangible and intangible personal property of every kind and nature (including additions, replacements, accessions and proceeds) now and hereafter owned and acquired, which are used in connection with the operation of its pay telephone business, said property referred to as the "Collateral".

     Debtor hereby convenants and agrees:

     (1) To pay any and all indebtedness owed Secured Party, including the Obligation, when due;

     (2)    To keep the Collateral in good condition and repair;

     (3)    To pay all taxes due or to become due on the Collateral;

     (4) To make the Collateral available to Secured Party for inspection, at such time during normal working hours as Secured Party reasonably desires;

     (5) To maintain at Debtor's expense hazard, fire, liability and other casualty insurance and any other insurance as required to fully secure the obligation to the Secured Party, and duly assign and deliver same to Secured Party, and Secured Party shall be named as an additional insured and provided with a Certificate of Coverage;

     (6) To keep said Collateral at its present location unless written notice is given to Secured Party indicating the new location of said Collateral;

     (7) To keep the Collateral free of all liens, levies and security interests of any kind or nature except as hereafter consented to by Secured Party;

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     (8)    Not to sell, transfer or otherwise dispose of Collateral except with the written consent of Secured Party, other than in the ordinary course of business. Said consent shall not be unreasonably withheld by Secured Party.

     (9) Not to borrow additional funds which may be secured by a lien on the Collateral without the written consent of Secured Party.

     (10) To execute and deliver to Secured Party a new UCC-1 Financing Statement ready for filing in the appropriate jurisdiction for each new pay phone which it installs subsequent to the date of this Agreement.

     Debtor represents and warrants, and so long as any sum due to Secured Party under the terms and conditions of the Obligation or this Agreement remains unpaid shall be deemed continuously to represent and warrant, as follows: (a) Debtor is the sole owner of all the Collateral free and clear of all security interests and other encumbrances except the security interest granted to Secured Party hereunder; (b) the Collateral is used or bought for its primary and intended purpose of operation of that certain business known as BRIGHT TECHNOLOGIES, INC., sometimes doing business as "TEE-COMM TELESERVICES" located in Norcross, Georgia.

     Debtor hereby designates and appoints Secured Party the attorney-in-fact for Debtor for and on behalf of Debtor and at Debtor's expense, to procure insurance on said Collateral, pay taxes thereon and otherwise comply with the terms and provisions imposed upon Debtor, if Debtor fails to do so after 10 days written notice; however, nothing herein shall be construed as placing a duty upon Secured Party to perform such duties or obligations, and any sum so paid shall become an indebtedness of Debtor to Secured Party and shall draw interest from the time of said payment at the rate of fifteen percent (15%) per annum, and any such sum so paid by Secured Party shall be secured by the Collateral provided for in this Agreement.

     Upon default under the Obligation or this Agreement, Secured Party may take possession of the Collateral and use same in any lawful manner not inconsistent with this Agreement or with any policy of insurance on the Collateral.

     Time is of the essence of this Agreement. Debtor agrees that if it should default in the payment of the indebtedness recited above or in any installment due or to become due thereon, or upon any other indebtedness which is secured by the Collateral or if it should fail to comply with any condition, convenant or agreement above set forth or if it should become insolvent; or if Debtor should suspend business; make an assignment for the benefit of creditors; apply for an extension from creditors; commit any act of bankruptcy or insolvency; or a petition in bankruptcy or for reorganization under the Bankruptcy Act be filed by or against Debtor; or if Debtor shall seek relief under any federal or state insolvency statute; or if Debtor transfers or disposes of the Collateral or any part hereof or further encumbers same or should the Collateral be damaged or destroyed, or should Secured Party reasonably deem itself insecure, then in any such event the indebtedness owed Secured Party by Debtor at the option of Secured Party, upon 10 days written notice to Debtor, an

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the opportunity to cure such default, shall become immediately due and payable and Secured Party may exercise from time to time any rights and remedies available to it under applicable law.

     Debtor agrees, in case of default, to assemble the Collateral at its own expense, at a location convenient to Secured Party. Debtor agrees to pay all costs of collection to Secured Party, including reasonable attorney's fees and expenses, expenses of any repairs to the Collateral or any real estate or other property to which the Collateral may be affixed or be a part.

     In the event of default, Secured Party or its assigns may pursue the following remedies: enter and take possession of the Collateral wherever found; operate and use the Collateral as its own business; collect payments of Collateral from the Secured Party's customers; without notice, sell the Collateral wherever found; without notice, sell the Collateral at public or private sale, acting as agent for Debtor with power to buy at said sale in its own name; apply all proceeds from the Collateral first to costs of collection, retaking, storage, preparation and sale, including attorney's fees and legal expenses, if due, and any balance of such proceeds may be applied by Secured Party toward the payment of any indebtedness of Debtor to Secured Party in such order of application as Secured Party may elect, and finally to Debtor. The rights and remedies herein granted Secured Party are in addition to those granted by law, including all rights, privileges and remedies under the Georgia Uniform Commercial Code.

     If any notification of intended disposition of any of the Collateral is required by law, such notification, if given by mail, shall be deemed reasonably and properly given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to the Debtor, at the address of the Debtor appearing on the records of Secured Party. Debtor agrees that Secured Party shall have the right to assign the security interest evidenced by this Agreement. Any extension of the time for payment of any indebtedness owed by Debtor to Secured Party, or the acceptance of only a partial payment of such indebtedness, or the failure of the Secured Party to enforce the strict performance on the part of Debtor of any covenant, promises or condition herein contained or contained in any other document evidencing an indebtedness owing Secured Party by Debtor, shall not operate a waiver of the right of the Secured Party thereafter to require that the terms hereof or the terms of such other documents be strictly performed according to the tenor thereof. No party to this Agreement shall be discharged from liability to the Secured Party by reason of the Secured Party extending time for payment of any indebtedness of Debtor to Secured Party, or by a reason of the Secured
Party's waiver or modification of any terms of any such indebtedness, or of any terms of this Security Agreement.

     This Agreement has been delivered in the State of Georgia and shall be construed in accordance with the laws of that State. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.



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     The rights and remedies herein conferred upon the Secured Party shall be cumulative and not alternative and shall be in addition to and not in substitution of the rights and remedies conferred by the Uniform Commercial Code of the State of Georgia. All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of the Debtor shall bind its directors, agents, officers, successors and assigns.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties on the 13th day of February, 1995.

                                       DEBTOR:

                                       BRIGHT TECHNOLOGIES, INC.

                                       By: /s/ Joseph C. Passalaqua
                                           ----------------------------------
                                           Joseph C. Passalaqua, C.E.O.

ATTEST:

By: /s/ illegible
    ------------------------

                                       SECURED PARTY

                                       TEE-COMM TELESERVICES, INC.

                                       By: /s/ Reginald J. Tiessen
                                           ----------------------------------
                                           Reginald J. Tiessen, Controller

ATTEST:

By: /s/ Jim Wilkinson
    ------------------------
    Jim Wilkinson, Secretary



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